Exhibit 10.18(j)
AMENDMENT Nº 10 TO LETTER OF AGREEMENT DCT-026/2003

This Amendment No. 10 to Letter of Agreement DCT-026/2003, dated as of November 18th, 2010 (“Amendment 10”) relates to Letter Agreement DCT-026/2003 between Embraer - Empresa Brasileira de Aeronáutica S.A. (“Embraer”) and JetBlue Airways Corporation (“Buyer”) dated June 9, 2003 as amended from time to time (collectively referred to herein as “Letter Agreement”). This Amendment 10 is between Embraer and Buyer, collectively referred to herein as the “Parties”.
This Amendment 10 sets forth further agreements between Embraer and Buyer. All capitalized terms used in this Amendment 10 and not defined herein, shall have the meaning given in the Purchase Agreement, and in case of any conflict between this Amendment 10, the Letter Agreement, the terms of this Amendment 10 shall control.
Now, therefore, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:
1. [***]

Pursuant to Amendment No. 4 to Letter of Agreement DCT-026/2003, dated as of October 17, 2007 (“Amendment 4”), Embraer [***]. The Parties hereto shall [***].
All other terms and conditions of the Letter Agreement, which are not specifically amended by this Amendment 10, shall remain in full force and effect without any change.
[Signature page follows]

____________________
[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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Exhibit 10.18(j)
AMENDMENT Nº 10 TO LETTER OF AGREEMENT DCT-026/2003

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment 10 to the Letter Agreement to be effective as of the date first written above.

Embraer S.A. By:/s/ Flávio Rímoli Name:Flávio Rímoli Title:Executive Vice President & General Counsel	JetBlue Airways Corporation By:/s/ Mark D. Powers Name:Mark D. Powers Title:SVP Treasurer
By:/s/ José Luis D’Avila Molina Name:José Luis D’Avila Molina Title:Vice President, Contracts Airline Market
Date:Nov. 18, 2010 Place:São José dos Campos - S Witness:/s/ Fernando Bueno Name:Fernando Bueno	Date:12/2/10 Place:Forest Hills, NY Witness:/s/ Ryan Schroeter Name:Ryan Schroeter

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